                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

                                November 15, 2002
                Date of report (Date of earliest event reported)


Lehman ABS Corporation is the depositor under the Standard Terms for Trust Agreements, dated as of February 25, 1996, as supplemented by a Series Supplement, dated as of February 25, 1998, which together formed the Corporate Bond-Backed Certificates, Series 1998-NSC-1 Trust.


                             LEHMAN ABS CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


        Delaware                       333-100485                13-3447441
(State or Other Jurisdiction         (Commission File         (I.R.S. Employer
     of Incorporation)                  Number)              Identification No.)


745 7th Avenue                                                        10019
New York, New York                                                 (Zip Code)
(Address of Principal Executive Offices)


                                 (212) 526-7000
                         (Registrant's Telephone Number,
                              Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  OTHER EVENTS

On November 15, 2002, distributions were made to the Holders of the Corporate Bond Backed Certificates, Series 1998-NSC-1 (the "Certificate Holders"). Specific information with respect to the distributions is filed as Exhibit 99.1 hereto.

No other reportable transactions or matters have occurred during the current reporting period.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) The following exhibit was filed as part of this report:

    99.1 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending November 15, 2002.

                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 15, 2002


                                                   THE BANK OF NEW YORK
                                                   AS TRUSTEE, FOR
                                                   CORPORATE BOND-BACKED
                                                   CERIFICATES TRUST,
                                                   SERIES 1996-DHC-1


                                                   By:
                                                      --------------------
                                                         KEVIN CREMIN
                                                         VICE PRESIDENT

                                  EXHIBIT INDEX


Exhibit Number            Description
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99.1 Trustee's Distribution Statement to the Certificate Holders for the six-month period ending November 15, 2002